Earnings Conference Call 3 Quarter 2008 October 24, 2008 EXHIBIT 99.2 rd

Forward-Looking Statements
This presentation includes forward-looking statements within the meaning of the Private
Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties.  The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon’s 2007 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and
Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial
Statements and Supplementary Data: Note 19; (2) Exelon’s Third Quarter 2008 Quarterly
Report on Form 10-Q (to be filed on October 24, 2008) in (a) Part II, Other Information, ITEM
1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 12;
and (3) other factors discussed in filings with the Securities and Exchange Commission by
Exelon Corporation, Exelon Generation Company, LLC, Commonwealth Edison Company, and
PECO Energy Company (Companies).  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation.  None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-
GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings and non-GAAP cash flows to GAAP cash flows.

Dividend compound annual growth rate of 12%
(in millions)

Strong Cash Flows and Value Return
Note:  Cash Flow from Operations primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.  Cash Flow from Operations in 2005 reflect discretionary pension contributions of $2 billion.
Operate well
Maintain sufficient liquidity
Limit risk
Manage the political/regulatory
environment
Maintaining Focus in
Challenging Times
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
2001 2002 2003 2004 2005 2006 2007 2008E
$0.00
$0.50
$1.00
$1.50
$2.00
$2.50
Cash flow from operations Annual cash dividend / share
Announcing 5%
increase in annual
dividend to $2.10
We consistently generate strong cash flows and remain committed to creating and returning value to shareholders

Key Financial Messages
Q3 operating results of $1.07/share powered by strong Generation fundamentals:
Nuclear capacity factor of 97.2%
12% increase in average realized energy margins in 3Q08 compared to 3Q07
Diversified and well-managed counterparty exposure – no single counterparty represented more than 10% of Generation’s net exposure as of September 30
(1)
Well-positioned in these turbulent times
Strong cash flow from operations – forecasted at over $5 billion this year
(2)
Sufficient liquidity – $6.8 billion available under credit facilities as of October 20
Minimal near-term debt maturities – $29 million in total through 12/31/09
(3)
Expect 2008 operating earnings to be very close to the bottom of $4.15-$4.30/share range
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) Does not include credit risk exposure from uranium procurement contracts or exposure through Regional Transmission Organizations, Independent System Operators and
New York Mercantile Exchange and Intercontinental Exchange commodity exchanges. Additionally, does not include receivables related to the supplier forward agreements with ComEd and the PPA with PECO.
(2) Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(3) Excludes securitization debt and includes capital leases.
Exelon’s financial position and operations are strong
th
th

$2.67
$2.66
$0.58
$0.37
$0.17
$0.17
2007 2008
$0.90
$0.92
$0.25
$0.14
$0.10
$0.05
2007 2008
Exelon Operating EPS
$1.07
HoldCo/Other
ExGen
PECO
ComEd
3rd Quarter (Q3)
$3.13
$1.21
Year-to-Date (YTD)
Lower operating earnings at ComEd and PECO more than offset higher earnings at
Exelon Generation
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to
GAAP EPS.
$1.15 $1.06
$3.20 $3.06
$3.31
GAAP EPS

Exelon Generation Operating EPS
Contribution
3Q YTD
$0.90 $0.92
$2.66
$2.67
2008
2007
Key Drivers – Q3 ’08 vs. Q3 ’07*
Favorable portfolio/market conditions
+$0.08
Nuclear volume +$0.02
Higher O&M costs, reflecting both
inflationary pressures and other O&M
costs –
($0.04)
Reserve associated with Lehman
bankruptcy –
($0.02)
Costs associated with possible
nuclear construction project –
($0.01)
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS

Exelon Generation Has Limited
Counterparty Exposure
Net Exposure After Credit Collateral
(1)
(in millions)
Investment grade
$582
Non-investment grade 59
No external ratings 42
Total $683
(1) As of September 30, 2008. Does not include credit risk exposure from uranium procurement contracts or exposure through Regional Transmission Organizations,
Independent System Operators and New York Mercantile Exchange and Intercontinental Exchange commodity exchanges.  Additionally, does not include receivables related to the supplier forward agreements with ComEd and the PPA with PECO.
As of September 30  , no one counterparty represented more than 10% of Exelon
Generation’s net exposure from power marketing activities
Exelon Generation – Ample Liquidity
Aggregate credit facility commitments of $4.8
billion that extend through 2012 – $4.7 billion
available as of 10/20/08
Strong balance sheet – A3/BBB Senior
Unsecured Rating
Net Exposure by Type of Counterparty
(1)
Coal
Producers
13%
Financial Institutions
45%
Investor-Owned Utilities,
Marketers, and
Power Producers
38%
Other
4%
th

3Q YTD
Key Drivers – Q3 ’08 vs. Q3 ’07*
Weather –
($0.03)
Write-offs associated with final
distribution rate order  –
($0.02)
Uncollectible accounts expense –
($0.02)
Transmission revenues +$0.01
ComEd Operating EPS Contribution
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.10
$0.05
$0.17 $0.17

3Q YTD
PECO Operating EPS Contribution
Key Drivers – Q3 ’08 vs. Q3 ’07*
Uncollectible accounts expense –
($0.04)
2007 reduction in reserve for property
taxes –
($0.03)
Weather –
($0.02)
CTC amortization –
($0.02)
2008 2007
*Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
$0.25
$0.14
$0.37
$0.58

Well-Positioned in These Challenging
Times
Nuclear – profitable under almost any conceivable set of market conditions
Hedging program largely protects against commodity movements in the near term
– over 90% financially hedged in 2009 and over 80% financially hedged in 2010
Hedged Against
Short-Term Volatility
in Commodities
$7.3 billion in aggregate credit facility commitments that extend largely through
2012 – $6.8 billion available as of 10/20/08
24 banks committed to the facility – with each bank having less than 10% of the aggregate commitments at Exelon
No debt maturities for the remainder of 2008 and $29 million, in total, in FY2009
(1)
Sufficient Liquidity
Power marketing activities are governed by tight risk management policies –
proprietary trading activities are minimal
Diversified, high quality counterparties
Daily monitoring of positions, exposure and financial condition of counterparties
Collateral required from non-investment grade counterparties
Financially
Disciplined
World-class nuclear operations – 94% capacity factor YTD 2008
Constructive rate cases at ComEd and PECO
Final ComEd rate order provides for $273.6 million increase in annual distribution revenues
PAPUC approval of PECO gas rate agreement provides for $76.5 million increase in annual gas revenues
Strong Operations
Exelon Position
(1) Excludes securitization debt, which is repaid through customer-collected revenues, and includes capital leases.

Generating Strong Cash Flows from
Operations…
(1) Primarily includes net cash flows provided by operating activities, excluding counterparty collateral activity, and including net cash flows used in investing activities other than capital expenditures.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Assumes 2008 Dividend of $2.025 per share.
(4) Excludes securitization debt, which is repaid through customer-collected revenues, and includes capital leases.
2008 Projected Sources and Uses of Cash
$115 Cash available after Dividend
($1,335) Dividend
(3)
$1,450 Cash available before Dividend
($500) Net Financing (excluding Dividend)
(2)
($3,250) Capital Expenditures
$5,200 Cash Flow from Operations
(1)
Exelon $ Millions
Our operations are expected to
generate over $5 billion of cash
flow this year
2008 Financing Plan is complete
No required financings or
additional maturities remain in
2008
(4)

…with Sufficient Liquidity…
(1) Excludes previous commitment from Lehman Brothers Bank.
(2) Available Capacity Under Facility represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
($160) -- -- ($160) Outstanding Facility Draws
($347) ($175) -- ($166) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
$6,810 $4,659 $574 $626 Available Capacity Under Facility
(2)
($35) -- ($35) -- Outstanding Commercial Paper
$6,775 $4,659 $539 $626
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
We have minimal commercial paper outstanding and our bank facility is largely untapped
Available Capacity Under Bank Facility as of October 20, 2008

…and Minimal Debt Maturities
Note: Balances shown for securitization debt represent for ComEd the expected amortization of the transition bonds issued by ComEd Transitional Funding Trust, for PECO the expected amortization of the transition bonds or PECO Energy Transition Trust and for Exelon the aggregate of the expected amortization of such transition bonds.
$483
$495
$12
$29
$17
$12
$0
$100
$200
$300
$400
$500
$600
Exelon ComEd PECO Exelon Generation
Securitized Nonsecuritized
4Q2008 - FY2009 Debt Maturities
No debt maturities
remaining in 2008
Excluding securitization
debt, only $29 million of
debt maturities in 2009

14 Appendix

ComEd PECO
Q3 YTD Q3 YTD
Customer Growth 0.3% 0.7% 0.5% 0.4%
Utilization (UPC Growth) (1.1%) 0.1% 1.9% 2.1%
Weather (9.0%) (4.9%) (4.7%) (3.7%)
Change in Residential Deliveries (9.8%) (4.1%) (2.3%) (1.2%)
ComEd and PECO Facing Lower than
Forecasted Load Growth
Residential Load Growth Statistics
ComEd 2008 Weather-
Normalized Total Deliveries
0.8%
0.2%
0.7%
2.3%
Q3
1.1% Total Deliveries
0.9% Large C&I
(0.5%) Small C&I
2.5% Residential
YTD
(0.2%)
1.3%
(1.1%)
(0.8%)
Q3
0.3% Total Deliveries
(0.1%) Large C&I
0.5% Small C&I
0.8% Residential
YTD
PECO 2008 Weather-
Normalized Total Deliveries

Constructive Outcome in ComEd
Distribution Rate Case
The ICC issued a final Order in ComEd’s distribution rate case –
granting a revenue increase of $273.6 million that took effect on
September 16, 2008:
(14) 345 359 Depreciation and Amortization
$(87) 274 361 Total Revenue Increase
3   129 132 Other Revenues
(11) 987 998 O&M Expenses
(22)
10.30% ROE /
45.04% Equity
10.75% ROE /
45.11% Equity
ROE / Cap Structure
$(43) $6,694 $7,071 Rate Base
Impact on
Revenue
Increase ICC Order
ComEd
Original
Request ($ in millions)
The final order in ComEd’s distribution rate case was a constructive outcome, providing for an annual increase in distribution revenues of $274 million

Market Price Snapshot
Rolling 12 months, as of October 20, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
50
60
70
80
90
100
110
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
50
60
70
80
90
100
110
120
130
140
150
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
30
35
40
45
50
55
60
65
70
75
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices PJM-West and Ni-Hub Wrap Forward Prices
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010
2011
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
Forward NYMEX Coal
2010
2011 $7.83
$7.83
$81.25
$76.50
$73.45
$73.15
$56.00
$37.25
$53.77
$53.90
$34.95
$55.75

Exelon Generation

$ / MMBtu

$ / MWhr

MMBtu / MWhr

$ / MWhr

Market Price Snapshot
Rolling 12 months, as of October 20, 2008. Source: OTC quotes and electronic trading system. Quotes are daily.
7.5
8.5
9.5
10.5
11.5
12.5
13.5
14.5
15.5
16.5
17.5
18.5
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
7
7.5
8
8.5
9
9.5
10
10.5
11
11.5
12
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
65
70
75
80
85
90
95
100
10/07 11/07 12/07 1/08 2/08 3/08 4/08 5/08 6/08 7/08 8/08 9/08 10/08
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
$7.48
$7.50
$65.97
$65.59
$8.77
$8.80
$9.15
$9.39

Large and Diverse Bank Group
Exelon has a large and diverse bank group with over $7.3 billion in aggregate credit facility commitments – 24 banks committed to the facility with each bank having less than
10% of the aggregate commitments at Exelon
• Bank of America, N.A. / Merrill Lynch USA
(2)
• The Royal Bank of Scotland PLC (RBS)
• Barclays Bank PLC
• JP Morgan Chase Bank, N.A.
• The Bank of Nova Scotia (Scotia)
• Wachovia Bank, N.A.
• Citibank, N.A.
• Commerzbank AG
• BNP Paribas
• Deutsche Bank AG, New York Branch
• Credit Suisse, Cayman Islands Branch
• Morgan Stanley Bank
• UBS Loan Finance LLC
• The Bank of New York / Mellon Bank, N.A.
• Mizuho Corporate Bank, LTD
• Goldman Sachs
(3)
• The Bank of Tokyo-Mitsubishi UFJ, LTD
• KeyBank N.A.
• U.S. Bank, N.A.
• SunTrust Bank
• Union Bank of California, N.A.
• The Northern Trust Company
• Malayan Banking Berhad (May Bank)
• National City Bank
(1) As of October 20, 2008.
(2) Assumes that Bank of America assumes Merrill Lynch’s previous commitment.
(3) Includes funding commitments by Williams Street Commitment Corporation, Williams Street Credit Corporation, Goldman Sachs Credit Partners, L.P.
Banks Committed to Exelon’s Facilities
(1)

Projected 2008 Key Credit Measures
A3
A2
Baa2
Baa1
Moody’s
Credit
Ratings (3)
BBB
A-
BBB+
BBB-
S&P Credit
Ratings (3)
2.9x 3.1x FFO / Interest
ComEd:
14% 13% FFO / Debt
54% 58% Rating Agency Debt Ratio
5.6x 4.3x FFO / Interest PECO:
30% 16% FFO / Debt
60% 54% Rating Agency Debt Ratio
39% 59% Rating Agency Debt Ratio
127% 60% FFO / Debt
23.1x 9.2x FFO / Interest
Exelon
Generation:
64%
38%
6.7x
Without PPA &
Pension / OPEB (2)
69% Rating Agency Debt Ratio
28% FFO / Debt
5.4x FFO / Interest
Exelon
Consolidated:
With PPA & Pension
/ OPEB (1)
Notes: Projected credit measures reflect impact of Illinois electric rates and policy settlement.  Exelon, ComEd and PECO metrics exclude securitization debt.  See following slide for
FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 10/21/08. On October 21, 2008, S&P put Exelon, ComEd,
PECO and Exelon Generation on Creditwatch with negative implications.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt
(1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
- Goodwill
Total Adjusted Capitalization
= Rating Agency Debt
+ ComEd Transition Bond Principal Balance
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Q3 GAAP EPS Reconciliation
0.03 0.03 - - - Investments in synthetic fuel-producing facilities
0.03 - - - 0.03 Nuclear decommissioning obligation reduction
$1.15 ($0.01) $0.25 $0.10 $0.81 Q3 2007 GAAP Earnings (Loss) Per Share
$1.21 ($0.04) $0.25 $0.10 $0.90 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.12) - - - (0.12) 2007 Illinois Electric Rate Settlement
Exelon Other PECO ComEd ExGen Three Months Ended September 30, 2007
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
0.02 - - - 0.02 Nuclear decommissioning obligation reduction
$1.06 (0.09) $0.14 $0.05 $0.96 Q3 2008 GAAP Earnings (Loss) Per Share
$1.07 $(0.04) $0.14 $0.05 $0.92 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.04) - - - (0.04) 2007 Illinois Electric Rate Settlement
0.10 (0.05) - - 0.15 Mark-to-market adjustments from economic hedging activities
(0.09) - - - (0.09) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Three Months Ended September 30, 2008

YTD GAAP EPS Reconciliation
0.01 - - - 0.01 Settlement of a tax matter at Generation related to Sithe
(0.14) - - (0.03) (0.11) 2007 Illinois Electric Rate Settlement
0.03 - - - 0.03 Nuclear decommissioning obligation reduction
$3.20 ($0.01) $0.58 $0.14 $2.49 YTD 2007 GAAP Earnings (Loss) Per Share
$3.31 $(0.11) $0.58 $0.17 $2.67 2007 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
0.01 - - - 0.01 Sale of Generation's investments in TEG and TEP
$0.10 $0.10 - - - Investments in synthetic fuel-producing facilities
(0.12) - - - (0.12) Mark-to-market adjustments from economic hedging activities
Exelon Other PECO ComEd ExGen Nine Months Ended September 30, 2007
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
0.02 - - - 0.02 Nuclear decommissioning obligation reduction
$3.06 (0.07) $0.37 $0.16 $2.60 Q3 2008 GAAP Earnings (Loss) Per Share
$3.13 $(0.07) $0.37 $0.17 $2.66 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.18) - - (0.01) (0.17) 2007 Illinois Electric Rate Settlement
0.27 - - - 0.27 Mark-to-market adjustments from economic hedging activities
(0.18) - - - (0.18) Unrealized gains and losses related to nuclear decommissioning trust funds
Exelon Other PECO ComEd ExGen Nine Months Ended September 30, 2008